Exhibit 99.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Prospectus Supplement to Registration Statement No. 333-266323 on Form N-2 of our reports dated February 27, 2023, relating to the consolidated financial statements of Blackstone Secured Lending Fund and subsidiaries (the “Company’) and the effectiveness of Blackstone Secured Lending Fund’s internal control over financial reporting, appearing in the Annual Report on Form 10-K of Blackstone Secured Lending Fund for the year ended December 31, 2022, and of our report dated February 27, 2023, relating to information of Blackstone Secured Lending Fund set forth under the heading “Senior Securities” appearing in the Prospectus Supplement to the Registration Statement.

We also consent to the reference to us under the headings “Senior Securities” and “Experts” in such Prospectus Supplement to the Registration Statement.

/s/ DELOITTE & TOUCHE LLP

New York, New York

June 30, 2023